Exhibit 99.1
TTM Technologies Investor Presentation UBS Global Technology and Services Conference November 15, 2011

Safe Harbor During the course of this presentation, the company will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, fluctuations in quarterly and annual operating results, the volatility and cyclicality of various industries that the company serves and other risks described in TTM's most recent SEC filings. The company assumes no obligation to update the information provided in this presentation. The company also will present non-GAAP financial information in this presentation. For a reconciliation of TTM's non-GAAP financial information to the equivalent measures under GAAP, please refer to the company's press release, which was filed with the SEC and which is posted on TTM's website.

Company Overview

Global Leader in PCB Manufacturing Top 5 global PCB manufacturer - $1.4 billion in revenue* 15 specialized factories located in U.S. and China Over 17,000 employees worldwide Focused on advanced technology products Total customer solution: prototype through production Technology development coordinated with customers' needs Diversified end markets with broad customer base * Pro forma 2010

(CHART) Historical Pro Forma Sales $510 $734 $1,248 $1,350 $1,205 $1,362 AP: 24% CAGR NA: 19% CAGR Total: 22% CAGR

Current Global Ranking (CHART) Top 10 World PCB Makers 2010 Represents approximately 27% of 2010 total world PCB output $ millions Core supplier to wide range of high-end networking products addressing increasing bandwidth demands Key supplier in rapidly growing touch screen tablet market Expanding position in smartphones Leadership position in strategic North America Aerospace & Defense industry Leading Position in Growing Market Segments Source: NT Information 2Q11

Specialized Facilities Provide Optimal Growth Integrated manufacturing platform enables TTM to execute a global facility specialization strategy Focused Assembly 8 Shanghai, China 1 Stafford, CT 3 San Diego, CA Aerospace/Defense 5 High Tech/Quick-Turn/High Mix 4 Chippewa Falls, WI 2 Santa Clara, CA Santa Ana, CA 6 Logan, UT 9 Stafford Springs, CT China Volume Production 10 Dongguan - DMC 11 Dongguan - SYE 12 Guangzhou - GME 13 Shanghai - SME 14 Suzhou - MAS Substrate 15 Shanghai - SMST 7 Hong Kong - OPCM 1 9 2 5 3 4 6 United States 7 10 11 12 13 15 8 14

Global Strength Combined Strength, Total Solution Asia Pacific North America 8 factories Smartphones, Tablet PCs, Servers, Storage and Networking Advanced "any layer" HDI High layer count conventional PCB 7 factories Aerospace & Defense, High End Servers, Storage and Networking Proto, Ramp and Low Volume/ High Mix production Highest average layer count in North America Specialty rigid-flex, RF and thermal management PCBs Advanced HDI for commercial and defense Flex & rigid-flex PCB Substrate PCB

Value Added Strategy Throughout Product Life Cycle Advanced Technology & Service Excellence Early involvement engineering support Prototype / QTA Pilot orders Increasing volumes - short lead time High technology Volume production High Mix / Low Volume High Volume R&D START END Maturity NPI Launch/ Ramp

Industry & Market Overview

(CHART) (CHART) Historical PCB Production by Region 2005 2010 Source: N.T. Information Ltd. September 2007, June 2011 $ millions Expectations are for continued growth in China Expectations are for continued growth in China

(CHART) Source: N.T. Information Ltd. June 2011 World PCB Outlook The worldwide PCB market grew 24% in 2010 following the global slowdown in 2008-2009 59% of world PCB production will be generated from the Greater China region in 2014 PCB production in the Americas is expected to deliver moderate growth and remains significant to TTM Region 2009$ B 2014$B 09 /14 CAGR China / HK /Taiwan $29.3 $39.4 12.5% Japan $8.9 $8.0 -2.2% SE Asia, Korea, Others $8.0 $12.4 9.2% Americas $3.2 $3.8 3.3% EU $2.5 $2.9 2.7%

2010 World PCB Production by Product Type TTM is focused on advanced technology % of production dollars Source: Prismark Partners, August 2011

(CHART) Diversified End Markets AP Combined NA Aerospace / Defense Cellular Phone Computing / Storage / Peripherals Medical / Industrial / Instrumentation Networking / Communications Other 0% 17% 28% 5% 38% 12% 41% 0% 10% 10% 37% 2% Q3 2011 Sales

Topwise A E Diversified End Market & Customer Base Q3 2011 Sales Selected Customers by End Market 16% 21% 7% 38% 8% 10% Aerospace & Defense Cellular Phone Computing, Storage & Peripherals Medical / Industrial / Instrument Networking & Communications Other (includes Consumer)

Future Plans & Strategies

Positioned for Revolutionary Growth Advanced PCB and Semiconductor Technology Expansion in Communication, Networking & Storage Infrastructure Proliferation of "Converged Mobile Devices" Explosion of Network Applications & Cloud Computing Consumer Demand for Advanced Printed Circuit Board Technology Business

(CHART) ASP (USD) High Density Interconnect (HDI) Technology 1x 2x 3x Technology & ASP

Key Initiatives AP - Growth Strategy Focus on smartphone, touch-pad tablets and other hand-held devices by expanding further in advanced HDI flex and rigid-flex Continue to grow higher conventional technology capabilities for networking infrastructure Leverage niche position in substrate Grow organically NA - Growth Strategy Continued focus in advanced technology, HMLV and QTA Expand HDI capacity for North America requirements Leverage A&D market leadership Grow business by servicing customers globally Manage balance sheet for growth and risk

Financial Overview

Adjusted Income Statement - Q3 YTD Actual* * Excludes $48.1 million impairment charge

Target Model * Excludes $48.1 million impairment charge

Balance Sheet Highlights

Cash Flow

Investment Highlights Market leader in advanced technology PCBs globally Strong track record of operating performance Emphasis on customer service with facilities tailored to meet customer needs now and in the future Focused on growth through organic opportunities as well as strategic acquisitions Healthy balance sheet and solid cash flow funding growth

Appendix

Working Capital Efficiency

Reconciliations

IR Contacts Asia Pacific Audrey Sim VP, Investor Relations & Business Development e-mail: audrey.sim@meadvillegroup.com North America Steve Richards CFO & Investor Relations e-mail: steve.richards@ttmtech.com